STOCKHOLDERS' EQUITY	12 Months Ended
Jun. 30, 2017
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
NOTE 15 -	STOCKHOLDERS’ EQUITY

In August 2010, the Board of Directors adopted the 2010 Rights Plan. The 2010 Rights Plan provides for a dividend distribution of one preferred share purchase (the “Right”), for each outstanding ordinary share. Each Right entitles the shareholder to buy one share of the Class A Preferred Stock at an exercise price of $160. The Right will become exercisable if a person or group announces an acquisition of 20% or more of the outstanding ordinary shares of the Company, or announces commencement of a tender offer for 20% or more of the ordinary shares. In that event, the Right permits shareholders, other than the acquiring person, to purchase the Company’s ordinary shares having a market value of twice the exercise price of the Right, in lieu of the Class A Preferred Stock. In addition, in the event of certain business combinations, the Right permits the purchase of the ordinary shares of an acquiring person at a 50% discount. Right held by the acquiring person become null and void in each case. Unless terminated earlier by the Board of Directors, the 2010 Rights Plan will expire on September 27, 2020. There is no accounting impact related to the Right.

On May 30, 2013, October 29, 2014, and December 9, 2015, pursuant to the terms of the acquisition of Bond Group, the Company issued 1,407,907, 648,697 and 627,578 ordinary shares, respectively.

On February 9, 2015, the Company declared a special cash dividend of $0.40 per share to the holders of the Company’s ordinary shares. The record date was February 23, 2015, and the dividend was paid on March 16, 2015.

On September 26, 2016, the Company declared a regular cash dividend of $0.20 per share to the holders of the Company’s ordinary shares. The record date was October 26, 2016, and the dividend was paid on November 11, 2016.